SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K




                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: November 8, 2002
                                       ----------------
                       (Date of earliest event reported)


                          SSB VEHICLE SECURITIES INC.
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            (Exact name of registrant as specified in its charter)


       Delaware                     333-63005                     13-4010808
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(State or other jurisdiction of    (Commission File No.)       (IRS Employer
       incorporation)                                       Identification No.)

                390 Greenwich Street, New York, New York 10013
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (212) 816-6000




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Item 5.  Other Events.
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        The Form T-1 Statement of Eligibility and Qualification under the
Trust Indenture Act of 1939 of Bank One, NA is attached hereto as Exhibit
25.3.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits:

                     25.3 Form of T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Bank One, NA.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SSB Vehicle Securities Inc.


                                     By:  /s/ George Graham
                                         ----------------------------
                                         George Graham
                                         Assistant Vice President

Dated:  November 8, 2002

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.        Description of Exhibit
-----------        ----------------------

Exhibit 25.3 Form of T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Bank One, NA.